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                                                                   EXHIBIT 10.17

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                         AND LIMITED WAIVER AND CONSENT


          This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND LIMITED WAIVER AND CONSENT (this "Amendment") is dated as of April 30, 1997 and entered into by and between THE RIGHT START, INC., a California corporation ("Borrower") and HELLER FINANCIAL, INC. ("Lender").

          WHEREAS, Borrower and Lender have entered into that certain Loan and Security Agreement dated as of November 14, 1996 (the "Loan Agreement");

          WHEREAS, Borrower has failed to meet the covenants set forth in
Section 6 of the Loan Agreement and therefore Events of Default exist under the Loan Agreement;

          WHEREAS, Borrower has requested that Lender waive the existing Events of Default and agree to amend the financial covenants in Section 6 of the Loan Agreement and consent to Borrower's change of its Fiscal Year and incurrence of additional subordinated indebtedness;

          WHEREAS, Lender is willing to grant a limited waiver of the existing Events of Default and to amend the Loan Agreement as provided herein;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants in the Loan Documents and herein, Borrower and Lender agree as follows:

          1.  Definitions.  All capitalized terms used herein without definition
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shall have the meanings given such terms in the Loan Agreement.

          2.  Amendments to subsection 1.1 of the Loan Agreement.  Subsection
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1.1 of the Loan Agreement is amended as follows:

                2.1 The definitions of "Fiscal Year" and "Net Worth" are deleted and replaced by the following:

               "Fiscal Year" means each fifty-two or fifty-three week period ending on the Saturday which is nearest to the end of May in each year to and including May 31, 1996 or, effective January 31, 1997, January in each year thereafter.

               "Net Worth" means, as of any date, the sum of (a) capital stock, plus (b) additional paid-in capital, plus (c) retained earnings (or minus
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     accumulated deficit) plus (d) the outstanding principal balance of the
                          ----
     Subordinated Debt, each individually calculated in conformity with GAAP.
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               2.2  The definition of "Subordinated Debt" is amended to add at the end thereof "and the New Subordinated Debt".

               2.3 The following definition is added in the appropriate alphabetical order:

               "New Subordinated Debt" means Indebtedness of Borrower in an aggregate original principal amount not to exceed $3,000,0000, which is on terms and conditions (including covenants, events of default and subordination) satisfactory to Lender.

          3.  Amendment to subsection 2.1(G)(1) of the Loan Agreement.
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Subsection 2.1(G)(1) of the Loan Agreement is amended to delete "$1,000,000" and replace it with "$2,000,000.

          4.  Amendments to Section 6 of the Loan Agreement.
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               4.1  Subsection 6.2 is deleted and replaced with the following:

               "6.2 Interest Coverage.  Borrower shall not permit Interest
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     Coverage (a) for the fiscal quarter ending January 31, 1998 to be less than
     1.5 to 1; (b) for the two fiscal quarter period ending April 30, 1998 to be less than 1.0 to 1; (c) for the three fiscal quarter period ending July 31, 1998 to be less than 1.5 to 1; and (d) for the four fiscal quarter period ending at the end of each fiscal quarter thereafter to be less than 2.0 to 1."

               4.2 A new Subsection 6.3 is add to the Loan Agreement as follows:

               "6.3 Minimum EBITDA. Borrower shall have a minimum EBITDA for
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                    the fiscal quarter ending July 31, 1997 of no more negative than ($1,850,000) and for the fiscal quarter ending October 31, 1997 of no more negative than ($2,250,000)."

          5.   Amendment to subsection 8.1(F) of the Loan Agreement.  Subsection
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8.1(F) of the Loan Agreement is amended to add the following clause (2):

               "or (2) a "Change of Control" occurs under (and as defined in) any instrument or agreement governing any Subordinated Debt;"

          6.   Limited Waiver.
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          6.1  Borrower acknowledges that Borrower has failed to comply with the minimum Net Worth required by subsection 6.1 of the Loan Agreement at January
31, 1997, March 1, 1997 and April 5, 1997 and failed to meet the Interest Coverage required by subsection 6.2
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of the Loan Agreement for the fiscal quarter ending March 1, 1997 and that such failures constitute Events of Default under Section 8 of the Loan Agreement (the "Specified Events of Default").

          6.2 On the Effective Date of this Agreement (as defined in Paragraph 7 below), the Specified Events of Default are hereby waived. The waiver contained herein is limited to the Specified Events of Default existing on the Effective Date and shall not extend to any future occurrence of any Event of Default under such subsections or any other Default or Event of Default, and Lender's granting of such waiver shall not obligate it to grant any similar or other future waiver of any Default or Event of Default.

          7.   Conditions to the Effectiveness of this Amendment.   Each of the
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following shall be conditions precedent to the effectiveness of this Amendment
(the date on which such conditions are met being the "Effective Date"):

               7.1 Borrower shall have executed and delivered a counterpart of this Amendment to Lender.

               7.2 After giving effect to this Amendment, (a) no Default or Event of Default shall exist, (b) all of the representations and warranties contained in the Loan Documents shall be true and correct in all material respects, (c) Borrower shall have performed in all material respects all agreements and satisfied all conditions which any Loan Documents provides shall be performed by it on or prior to such date, and (d) Borrower shall have delivered to Lender a certificate to such effect in the form attached hereto.

               7.3 Borrower shall have obtained such consents and amendments to the agreements governing the Subordinated Debt as necessary or appropriate to permit the transactions contemplated by this Amendment, all in form and substance acceptable to Lender.

               7.4 Borrower shall have delivered to Lender a preliminary draft of its audited financial statements for the Fiscal Year ended February 1, 1997, which shall be in form and substance satisfactory to Lender.

               7.5 Borrower shall have delivered to Lender a certificate of its Secretary or an Assistant Secretary, certifying the resolutions of its Board of Directors authorizing this Amendment and as to the incumbency of the officers executing this Amendment.

          8.  Covenants of Borrower.  Borrower covenants and agrees that it will
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comply with the following Paragraphs, and acknowledges that failure to comply with such covenants shall constitute an Event of Default, without regard to any grace or cure period that may exist under the Loan Agreement.
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                8.1. The final financial statements for the 1996 Fiscal Year
(the eight month period ending February 1, 1997) delivered to Lender pursuant to subsection 5.1(C) of the Loan Agreement shall not be materially different from the draft thereof delivered to Lender on or prior to the Effective Date, and shall be accompanied by the unqualified opinion of independent certified public accountants.

                8.2 On or before May 30, 1997 Borrower shall have obtained the New Subordinated Debt, and Lender shall have approved the terms and conditions thereof.

          9.   Effect of Amendment.  From and after the Effective Date, all
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references in the Loan Documents to the Loan Agreement shall mean the Loan
Agreement as amended hereby. Except as expressly amended or waived herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect.

          10.  Fees and Expenses.  Borrower acknowledges that all fees and
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expenses (including reasonable attorneys fees) incurred by Lender in connection with this Amendment are for the account of Borrower pursuant to the Loan Agreement.

          11.  Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          12.  Governing Law.  This Amendment shall be governed by, and shall be
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construed and enforced in accordance with, the internal laws of the State of
Illinois, without regard to conflicts of laws principles.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by a duly authorized officer as of the date first above written.

                                         THE RIGHT START, INC.



                                         By:___________________________

                                         Its:__________________________


                                         HELLER FINANCIAL, INC.



                                         By:___________________________

                                         Its:__________________________